CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of HealthExtras, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
L. Blair, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     A signed original of this written statement required by Section 906 has been provided to HealthExtras, Inc. and will be retained by HealthExtras, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                              /s/  David T. Blair
                                              --------------------------
                                              David T. Blair
                                              Chief Executive Officer
                                              May 15, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of HealthExtras, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
P. Donovan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     A signed original of this written statement required by Section 906 has been provided to HealthExtras, Inc. and will be retained by HealthExtras, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



                                               /s/ Michael P. Donovan
                                               -----------------------
                                               Michael P. Donovan
                                               Chief Financial Officer
                                               May 15 2003